RBC Funds Trust

Access Capital Community Investment Fund (the “Fund”)

Supplement dated March 28, 2019 to the RBC Impact Investment Funds Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) dated March 11, 2019, as supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective March 26, Class IS shares of the Fund are subject to the Amended and Restated Shareholder Servicing Plan for RBC Funds Trust (the “Trust”). In addition, effective March 26, 2019, the Shareholder Servicing Fee paid by Class I shares of the Fund is renamed the Special Administrative Services Fee.

I.	To reflect these changes, effective March 28, 2019, the Prospectus is hereby amended as follows:

1.    In the Fund’s “Fund Summary” section, the “Fees and Expenses of the Fund” table and accompanying footnotes are deleted in their entirety and replaced with the following:

Access Capital Community Investment Fund
	Class A	Class I	Class IS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]	None	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses
Special Administrative Services Fee	None	0.05%	None
Interest Expense	0.12%	0.12%	0.12%
Other Expenses	0.33%	0.11%	0.30%

Total Other Expenses	0.45%	0.28%	0.42%
Total Annual Fund Operating Expenses[3]	1.05%	0.63%	0.77%
Fee Waiver and/or Expense Reimbursement	(0.13)%	(0.06)%	(0.25)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.92%	0.57%	0.52%

[1]

A 1.00% Contingent Deferred Sales Charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

[2]	Annual Fund Operating Expenses have been restated to reflect changes to the advisory fee, special administrative services fee and contractual fee waivers that became effective on March 11, 2019.

[3]

The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.80% of the Fund’s average daily net assets for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares. The expense limitation agreement is in place until January 31, 2020 for Class A shares and Class I shares and January 31, 2021 for Class IS shares and may not be terminated by the Advisor prior to the respective dates. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months, except that the Advisor may not recoup the fees and/or operating expenses waived or reimbursed during any of the previous 12 months if such recoupment would cause Fund expenses to exceed the expense limitation either (i) at the time of the waiver or reimbursement or (ii) at the time of recoupment. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund.

2.    The first sentence of the “Shareholder Information – Shareholder Servicing Plan” section of the Prospectus is deleted in its entirety and replaced with the following:

The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”).

II.    Effective March 28, 2019, the first paragraph of the “Shareholder Servicing Plan (All Funds except U.S. Government Money Market Fund)” section of the SAI is deleted in its entirety and replaced with the following:

The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A, Class I and Class IS shares of the Funds, as applicable, to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges. Class R6 shares are not subject to fees under the Servicing Plan. For the fiscal year ended September 30, 2018, total payments made pursuant to the Servicing Plan are noted below. During the fiscal year ended September 30, 2018, no payments were made pursuant to the Servicing Plan by Class IS shares, which commenced operations on March 11, 2019.

III.    The Fund’s Board of Trustees has approved the amendment of the Shareholder Servicing Plan on behalf of Class IS shares of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE